EXHIBIT 4.1


COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

                            CALTON ACQUISITION CORP.

                                CUSIP __________

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      SEE REVERSE FOR CERTAIN RESTRICTIONS

This Certifies that





is the owner of





            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,

                              $0.001 PAR VALUE, OF


                            CALTON ACQUISITION CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated _________________________

                                     [CALTON ACQUISITION CORP. Corporate Seal]

/s/ MARY H. MAGEE                                  /s/ ANTHONY J. CALDARONE
SECRETARY                                          PRESIDENT

                                                   COUNTERSIGNED AND REGISTERED:

                                                   FIRST CITY TRANSFER COMPANY

                                                   TRANSFER AGENT AND REGISTRAR

                                                   BY
                                                      -------------------------
                                                        AUTHORIZED SIGNATURE

                            CALTON ACQUISITION CORP.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common Custodian      UNIF GIFT MIN ACT --                    CUSTODIAN
                                                                             --------------  -------------
                                                                                 (CUST)        (MINOR)
                                                                             Under Uniform Trans to Minors
                                                                                       (State)

TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________



_______________________________________



______________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________



_______________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint



_______________________________________________________________________ Attorney

to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.



Dated:__________________________



                  X ___________________________________________________________



                  X ___________________________________________________________

                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



SIGNATURE(S) GUARANTEED BY:


_________________________________________